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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 10, 1999


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust



    Maryland                    1-12514                       84-1246585
(State or Other               (Commission                    (IRS Employer
Jurisdiction of               File Number)                Identification No.)
 Incorporation)

                         200 Four Falls Corporate Center
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 530-1800








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ITEM 5.           OTHER EVENTS

                  On December 10, 1999, we completed an issuance of an aggregate of 89,655 common shares, par value $.001 per share, under our existing shelf registration statement (Registration No. 333-58971) to Hudson Bay Partners II, L.P. Hudson Bay Partners II, L.P. purchased its shares pursuant to a Subscription Agreement dated December 10, 1999.

                  On December 29, 1999, we completed an issuance of an aggregate of 499,552 common shares, par value $.001 per share, under our existing shelf registration statement (Registration No. 333-58971) to (i) Hudson Bay Partners II, L.P. (one of our principal shareholders), purchaser of an aggregate of 6,620 shares, (ii) Hudson Bay Partners, Inc. (the general partner of Hudson Bay Partners II, L.P.), purchaser of an aggregate of 252 shares, (iii) Crescent Real Estate Equities Limited Partnership (a limited partner of Hudson Bay Partners II, L.P.), purchaser of 406,559 shares, (iv) Pond's Edge Associates, LLC (a limited partner of Hudson Bay Partners II, L.P.), purchaser of 23,915 shares, (v) David H. Lesser (one of our trustees and a limited partner of Hudson Bay Partners II, L.P.), purchaser of 47,317 shares, (vi) Robert F. Savage (a limited partner of Hudson Bay Partners II, L.P.), purchaser of 11,889 shares and (vii) Russell Platt (one of our trustees), purchaser of 3,000 shares. Each of the purchasers other than Mr. Platt purchased their shares pursuant to a Subscription Agreement dated September 27, 1999, as amended on October 29, 1999 and December 29, 1999, and Mr. Platt purchased his shares pursuant to a Subscription Agreement dated December 29, 1999.

                  In addition, on December 29, 1999, we completed a transaction with Jeffrey E. Kelter, who is one of our trustees and our president and chief executive officer, in which Mr. Kelter agreed to contribute warrants to purchase an aggregate of 250,000 units of limited partner interest in our operating partnership, Keystone Operating Partnership, L.P., in exchange for an aggregate of 106,552 units of limited partner interest in Keystone Operating Partnership, and Hudson Bay Partners II, L.P. agreed to contribute warrants to purchase an aggregate of 300,000 of our common shares in exchange for an aggregate of 125,103 units of limited partner interest in Keystone Operating Partnership.

                  On January 3, 2000, we completed an issuance of an aggregate of 68,966 common shares, par value $.001 per share, under our existing shelf registration statement (Registration No. 333-58971) to Michael Falcone (one of our trustees). Mr. Falcone purchased his shares pursuant to a Subscription Agreement dated January 3, 2000.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

    (c)           EXHIBITS

                  EXHIBIT NO.

                  5.1      Opinion of Piper Marbury Rudnick & Wolfe LLP

                  23.1 Consent of Piper Marbury Rudnick & Wolfe LLP (included as part of Exhibit 5.1)

                  99.1 Form of Subscription Agreement by and among Keystone Property Trust, Jeffrey E. Kelter and Hudson Bay Partners II, L.P. (incorporated by reference to
                           Exhibit 99.1 of our Form 8-K, filed with the Securities and Exchange Commission on October 12, 1999 (File 1-12514))

                  99.2 Form of Amendment No. 1 to Subscription Agreement by and among Keystone Property Trust, Jeffrey E. Kelter and Hudson Bay Partners II, L.P. (incorporated by reference to Exhibit 99.1 of our Form 8-K, filed with the Securities and Exchange Commission on November 4, 1999 (File 1-12514))

                  99.3 Form of Amendment No. 2 to Subscription Agreement by and among Keystone Property Trust, Jeffrey E. Kelter, Hudson Bay Partners II, L.P., Hudson Bay Partners, Inc., Crescent Real Estate Equities Limited Partnership, Pond's Edge Associates, LLC, David H. Lesser and Robert F. Savage

                  99.4 Form of Subscription Agreement by and between Keystone Property Trust and Russell Platt

                  99.5 Form of Subscription Agreement by and between Keystone Property Trust and Michael Falcone

                  99.6     Form of Warrant Contribution Agreement


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KEYSTONE PROPERTY TRUST



Date:    January 5, 2000           By /s/ Timothy A. Peterson
                                      ---------------------------------
                                      Timothy A. Peterson
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary